SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 31, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                          333-33223                       06-1444203
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                               545 Steamboat Road
                          Greenwich, Connecticut 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

                  On March 31, 2000, AmeriServe Food Distribution, Inc. issued a press release regarding AmeriServe's relationship with its Burger King customers. The release was in response to a story by a Dow Jones reporter. A copy of the press release is attached as an exhibit hereto.

Item 7.    Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.

                  -   Not Applicable

(b)           Pro forma financial information.

                 -    Not Applicable

(c)           Exhibits.

              Exhibit 99.4  --  Press Release dated March 31, 2000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                              NEBCO EVANS HOLDING COMPANY


                                              By:        ______________________
                                              Name:      A. Petter Ostberg
                                              Title:     Vice President

Date:  March 31 , 2000